Exhibit 99.1
Subsidiary Companies’ Business Highlights
NACCO Materials Handling Group Business Highlights
Leading Global Lift Truck Manufacturer
•	Leading market share positions with large installed population base

•	Comprehensive global product line undergoing significant redesign or recently introduced

•	Globally integrated operations with significant economies of scale
Leading Brands and Market Shares
Hyster® and Yale® are among the most recognized brands in the lift truck industry
•	Leading market share positions in the Americas and worldwide

•	Both brands in business for more than 75 years
Strong heritage customer base in complementary market segments
•	Hyster® — large, heavy-duty applications

•	Yale® — lighter-duty and warehouse applications
2007 market share in Class I through V industrial lift trucks in the Americas of 26%
•	2007 global market share of 12%

•	Significant growth opportunities in Europe, Asia-Pacific and China
Comprehensive Product Line
•	Class 1: Electric counterbalanced rider trucks: 1 ton — 5.5 ton capacity

•	Class 2: Electric narrow aisle trucks: 1.5 ton — 6 ton capacity

•	Class 3: Electric hand trucks: 1.5 ton — 8 ton capacity

•	Class 4: Internal combustion engine counterbalanced trucks, cushion tire: 1 ton — 7 ton capacity

•	Class 5: Internal combustion engine counterbalanced trucks, pneumatic tire: 1 ton — 52 ton capacity
Global Scope of Operations
•	NMHG global locations
Global Economies of Scale
•	NMHG economies of scale strategy
Large Global Installed Population
•	Estimated 723,000 Hyster® and Yale® lift trucks in operation worldwide (as of December 31, 2007)

•	Large installed base provides barrier to entry and assures ongoing parts revenue

•	More than 67% of total parts for the Hyster® and Yale® installed base are captured by NMHG in the Americas market (as of December 31, 2007)

•	Comprehensive global proprietary and “all-makes” service parts program

•	Service parts result in recurring, higher-margin revenues
Experienced Management Team
•	Strong team of long-term NMHG managers and executives with global experience

•	Supported by professionals recruited from leading industrial companies, such as Case, Toyota, Allied Signal and Brunswick
Highly Professional Dealers
•	Strong, stable network of independent dealers in key U.S. markets

•	Global operations supplying both Hyster® and Yale® dealer networks

•	Independently owned and operated dealers with exclusivity

•	Defined sales territories

•	Company-owned dealers

•	Strong global distribution drives market share
Leading National Accounts Program
•	Industry-leading, direct-sales national accounts program

•	Over 300 national accounts in a wide range of industries (as of December 31, 2007)

•	Key exclusive accounts, including Costco, Lowe’s stores, Con Agra Foods, Saturn and GM (North America, China, Brazil)

•	Industry-leading capabilities in fleet management and financial services in key markets

•	Growing global account program
Diversified Customer Base
•	NMHG markets industrial lift trucks into over 600 different end-user applications in 900 industries (as of December 31, 2007)

•	Top 10 customers accounted for approximately 32% of 2007 Consolidated unit sales

Hamilton Beach Business Highlights
Leading Brands and Market Shares
•	One of the leading companies in small kitchen and garment care appliances in North America

•	Hamilton Beach participates in 38 small kitchen appliance categories, and holds a significant share in many of the key small appliance categories

•	One of the leading companies in the commercial small appliance category, with significant share positions in commercial blenders and spindle mixers

•	Broad complement of key brand names, including the Hamilton Beach® and Proctor Silex® brands, targeted at distinct consumer segments
°	Entry into high-end market with Hamilton Beach® eclectrics® brand

°	Low-end Traditions by Proctor Silex® brand protects heritage of other brands
Comprehensive Product Line

•	Air Purifiers	•	Ice Shavers

•	Automatic Drip Coffee Makers	•	Ice Tea Makers

•	Blenders	•	Irons

•	Can Openers	•	Juice Extractors

•	Carafes	•	Juicers

•	Coffee Mills	•	Kettles

•	Deep Fryers	•	Odor Eliminators

•	Drink Mixers	•	Percolators

•	Electric Knives	•	Rice Cookers

•	Espresso/Cappuccino Makers	•	Roaster Ovens

•	Fifth Burners	•	Sandwich Toasters

•	Food Choppers	•	Skillets

•	Food Processors	•	Slow Cookers

•	Griddles	•	Stand Mixers

•	Hand Blenders	•	Toasters

•	Hand Mixers	•	Toaster Ovens

•	Hot Pots	•	Travel Irons/Steamers

•	Indoor Grills	•	Coffee Urns

•	Ice Cream Makers	•	Waffle Bakers

Strong Retailer Relationships
•	Approximately 1,500 active accounts

•	Has been named Category Captain at Wal-Mart (U.S. and Mexico), Kmart, Sears and a number of other food, drug, and mass merchandise retailers throughout the U.S. and Mexico

•	Has received Vendor-of-the-Year awards at Wal-Mart, Target, Kmart, Sears and others throughout the years

•	Has received vendor “Innovation” and “Quality” awards from Wal-Mart
Low Cost Distribution and Procurement
•	Completed transition out of Hamilton Beach-owned manufacturing to third-party quality sourced products with enhanced low cost position in 2007

•	Industry-leading working capital management
Strong Supplier Relationships
•	Source finished products through more than 20 suppliers primarily located in China, typically with a lead supplier for each product category

•	Working with multiple suppliers allows Hamilton Beach to bring a wide variety of products to market quickly
Experienced Management Team
•	Senior management team averages more than 15 years of experience at Hamilton Beach and more than 25 years of relevant industry experience

•	Highly professional team with significant tenure at Hamilton Beach, as well as experience from industry-leading consumer companies such as General Electric Co. (UK) and Cooper Tire
Increasing Number of Innovative Products
Hamilton Beach® BrewStation® Coffee maker
•	Breakthrough family of carafeless, one-hand dispensing coffee makers

•	A leading seller in the coffee maker product family in the United States (as of December 31, 2007)
Hamilton Beach® Wave~Action® Blenders
•	Wave-Action® system forces mixture down into the blades for smoother results
Hamilton Beach® Stay or Go™ Slow Cooker
•	Clip-tight, lid locks for spill-resistant travel

•	Large, full grip handles make carrying easier
Hamilton Beach® Revolution® Ice Shaver
•	Key product for the restaurant and bar business

•	For smoothies, milkshakes, daiquiris, margaritas and more

Hamilton Beach® Toastation® Toaster & Oven
•	Compact all-in-one appliance that functions as a toaster and a toaster oven
Febreze® TrueAir® All Purpose Odor Eliminator*
•	Eliminates odors instead of masking them
*	Febreze is a trademark of The Proctor & Gamble Company, Cincinnati, Ohio, used under license by Hamilton Beach Brands, Inc., Glen Allen, Virginia.

Kitchen Collection Business Highlights
Successful, Proven Format
•	Well-tested Kitchen Collection format has helped Kitchen Collection become the leading retailer of kitchenware in outlet malls

•	In August 2006, Kitchen Collection acquired the assets, including the name, of Le Gourmet Chef, Inc., which expanded Kitchen Collection’s presence in outlet and traditional malls

•	As of December 31, 2007, Kitchen Collection had a total of 272 stores; 198 Kitchen Collection® stores and 74 Le Gourmet Chef® stores
Traditional Mall Format
•	New stores located in traditional malls focused on high-margin gadgets

•	Gadgets deliver high margins and are small items that take up little shelf space

•	25 permanent, traditional mall Kitchen Collection® stores continue to operate in test mode in order to optimize profitability (as of December 31, 2007)

•	18 permanent, traditional mall Le Gourmet Chef® stores are operating as of December 31, 2007

•	Potential market of over 500 traditional enclosed malls nationwide
Continuous Improvement
•	Kitchen Collection has developed specific approaches over time to improve the three main retail performance drivers
°	Number of customer visits

°	Percentage of visitors who purchase

°	Average dollar amount of sales
•	Kitchen Collection continually tests and implements new approaches to further improve these key drivers
Disciplined Overhead Management
•	Small home office staff provides merchandising expertise, accounting, information systems and oversight

•	Minimum number of full-time employees at store level
SKU Profitability Optimization
•	Economic Value Income (EVI) business tool helps achieve the greatest possible return per cubic foot of retail space by optimizing product mix and space allocation
Leading Brand Names
•	Kitchen Collection sells Hamilton Beach® and Proctor Silex® kitchen electrics, including close-out and excess inventory items from Hamilton Beach Brands

•	Other top brands sold by Kitchen Collection and Le Gourmet Chef include Kitchen Aid, WearEver, OXO, Cuisinart, Wilton, Calphalon, Emerilware and Rachel Ray

•	Kitchen Collection also sells Hamilton Beach®- and Proctor Silex®-branded non-electric gadgets, bakeware and cookware

Efficient Supply Chain
•	The Kitchen Collection warehouse, upgraded in 2006, allows higher throughput in same space

•	Transfer in progress of Le Gourmet Chef warehouse operations from a third-party warehouse service provider to a Kitchen Collection-managed warehouse will improve distribution operations to the Le Gourmet Chef® stores

•	Many high-volume products ship directly to store locations from U.S.-based vendors

North American Coal Business Highlights
Coal Production Overview
Coal fuels about 49% of the country’s electrical generation
•	Natural Gas 20%

•	Nuclear 19%

•	Hydroelectric 7%

•	Fuel Oil 2%

•	Other 3%
The country’s abundant recoverable coal reserves of over 264 billion tons help to provide a lower-cost energy source and offer U.S. energy independence
•	Coal production in the U.S. in 2007 was approximately 1.2 billion tons

•	Coal is one of the lowest cost fuels for base-load electric power generation, considerably less expensive than natural gas or oil

•	Natural gas prices are likely to continue to stay high due to domestic supply limitations
Energy sector shows moderate growth, but growth could be higher in coal industry if natural gas prices stay high and coal gasification technology continues to develop
•	New technologies, including coal gasification, show promise in cost-effectively capturing CO2
NAC Focuses on Lignite Coal
NAC is the nation’s largest miner of lignite coal, and the 8th largest coal producer nationwide as of December 31, 2007, delivering 33.7 million tons of lignite coal in 2007
NAC has 2.3 billion tons of lignite coal reserves, including unconsolidated project mining operations, of which 1.2 billion tons are committed to current customers (as of December 31, 2007)
Comparison of lignite coal to other types of coal
Diverse Mining Locations
NAC’s mine locations
Dependable Financial Performance
•	Steady operating income and cash flow before financing activities

•	High returns on equity
Minimal Exposure to Coal Prices
•	Contracts structured to minimize exposure to fluctuations in coal prices

•	Long-term agreements establish mining services NAC will perform and mechanisms for compensation
Stable Operating Income Streams
Three Unconsolidated Project Mining Operations (North Dakota and Texas)

•	Cost plus an agreed pre-tax profit or management fee per ton

•	Modest up front equity investment by NAC

•	Debt financing guaranteed by utility customer; non-recourse to NAC

•	No coal market price risk

•	Long-term contracts (2012-2045)

•	2007 deliveries of 26.9 million tons
Three Consolidated Mining Operations (Louisiana, Texas and Mississippi)
•	Louisiana and Mississippi Mines
°	Fixed price with agreed cost escalators

°	NAC assumes operating risks; greater initial capital investment and greater profit opportunity

°	Financing by NAC and not the customer
•	Texas Mine
°	Management fee contract with performance incentive

°	Financing provided by customer; non-recourse to NAC

°	No coal market price risk
•	Long-term contracts (2010-2032)

•	2007 deliveries of 6.8 million tons
Six Limerock Dragline Mining Operations (Florida)
•	Fixed fee or cost plus an agreed pre-tax profit per cubic yard of limerock removed from quarry, including annual price escalator

•	2007 deliveries of 37.6 million cubic yards
Outstanding Mining Skills
•	Use of technology to increase efficiency

•	Award-winning environmental protection and safety record
Future Mining Project Potential
•	Potential for further lignite mining projects

•	Potential for additional limerock dragline or other natural resources mining projects
New Project Opportunities
•	Pursue various projects related to new coal-based energy technologies, including coal-to-liquids conversion, coal gasification and other clean coal technologies

•	Pursue managing coal mining projects worldwide for other utilities